SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2022

SPYR, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	33-20111	75-2636283
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification Number)

6700 Woodlands Parkway, Ste. 230, #331

The Woodlands, TX 77382

(Address of Principal Executive Offices and Zip Code)

(303) 991-8000

(Issuer’s telephone number)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Exchange on Which Registered
None	N/A	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) On January 10, 2022, the Registrant dismissed Causey Demgen & Moore P.C., as its independent accountant engaged as the principal accountant to audit the Registrant’s financial statements. Causey, Demgen & Moore P.C. did not issue a report on the Registrant’s financial statements for the past two years. The Registrant’s decision to dismiss Causey Demgen & Moore P.C. was approved by the board of directors.

During the Registrant’s two most recent fiscal years, and through the date of dismissal, there were no disagreements with Causey Demgen & Moore P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Causey Demgen & Moore P.C., would have caused it to refer to the subject matter of the disagreement(s) in connection with a report.

The Registrant provided Causey Demgen & Moore P.C. with a copy of its disclosures prior to filing this Form 8-K, requesting that it furnish the Registrant with a letter addressed to the Commission stating whether it agrees with the statements made by the registrant in response to this Item 304(a) and, if not, stating the respects in which it does not agree. The letter of Causey Demgen & Moore P.C. is included herewith as an exhibit.

(b) Effective January 13, 2022, the Registrant engaged L&L CPAs, P.A. as its principal accountant to audit the Registrant’s financial statements. During the Registrant’s two most recent fiscal years, and any subsequent interim period prior to engaging L&L CPAs, P.A., the Registrant did not consult with L&L CPAs, P.A. concerning the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant’s financial statements, or any other matter subject to a disagreement under Item 304(a)(1)(v) of Reg. SK.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit Index:

Exhibit Number	Description
16.1	Correspondence from Causey Demgen & Moore P.C.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPYR, INC. (Registrant)

Date January 24, 2022

By:	/s/ Tim Matula
Chief Executive Officer

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